Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
AOT Growth and Innovation ETF (AOTG)
(the “Fund”)
March 19, 2026
Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated September 30, 2025, as previously supplemented
Concentration Policy
Effective April 16, 2026, the Fund’s industry concentration policy will change from not concentrating its investments in a particular industry or group of industries to concentrating its investments in technology companies. In addition, the following related changes will occur:
The following sentence is added to the section entitled “Principal Investment Strategies” on pages 1-2 of the Summary Prospectus and Prospectus:
The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in technology companies.
The following risk factor is added to the sections entitled “Principal Investment Risks” on pages 2-4 of the Summary Prospectus and Prospectus, and the section entitled “Additional Information about the Fund’s Principal Investment Risks” on pages 7-9 of the Prospectus:
Concentration Risk. The Fund will be concentrated to a significant degree in securities of technology companies. By concentrating its investments in technology companies, the Fund may face more risks than if it were diversified broadly over numerous industries, groups of industries, or sectors.
Investment policy number 7 in the section entitled “Investment Policies and Restrictions” on page 3 of the SAI is replaced with the following:
The Fund will concentrate its investments in technology companies, as that term is used in the Investment Company Act.
Management
Effective April 16, 2026, the following paragraphs are added to the section entitled “Approval of Advisory Agreement & Investment Sub-Advisory Agreements” on page 11 of the Prospectus:
Manager of Managers Structure
The Adviser and the Trust have received an exemptive order (the “Order”) from the SEC that allows each Fund to operate in a “manager of managers” structure whereby the Adviser can appoint and replace unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval, but without obtaining prior shareholder approval (“Manager of Managers Structure”). Each Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring, to the extent the Fund is relying on the Order. The Order provides each Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.
To the extent the Fund relies on the Order, the Fund’s use of the Manager of Managers Structure is subject to certain conditions that are set forth in the Order. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and approval of the Board, set each Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of each Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with each Fund’s investment goal, policies and restrictions. Subject to review by the Board, the Adviser will allocate and, when appropriate, reallocate each Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.
Effective April 16, 2026, AOT Invest LLC (the “Sub-Adviser”) acts as a discretionary sub-adviser to the Fund. All references to the Sub-Adviser acting as a non-discretionary sub-adviser are hereby deleted.
Effective April 16, 2026, all references to Wm. Joshua Russell and Richard Shaner as portfolio managers of the Fund in the Summary Prospectus, Prospectus, and SAI are deleted.
If you have any questions, please call (215) 330-4476.
Please retain this Supplement for future reference.